Exhibit 32.1

CERTIFICATION
PURSUANT TO 18 U.S.C SECTION 1350 AS ADOPTED PURSUANT TO
SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of Security Devices International, Inc (the "Company"), does hereby certify, to such officer's knowledge, that:

The Annual Report on Form 10-K for the year ended November 30, 2014 (the “Form 10-K”) of the Company fully complies with the requirement of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: February 24, 2015

/s/ Gregory Sullivan
Gregory Sullivan,
Principal Executive Officer
Security Devices International, Inc.

Dated: February 24, 2015

/s/ Rakesh Malhotra
Rakesh Malhotra
Chief Financial Officer
Security Devices International, Inc.

A signed original of this written statement required by Section 906 has been provided to Security Devices International, Inc. and will be retained by Security Devices International, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.